                                                                     EXHIBIT 23

                             CITIZENS CORPORATION

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97066) of Citizens Corporation of our report dated January 24, 1997, which appears in this Annual Report on Form 10-K.

                                          /s/ Price Waterhouse LLP
                                          _____________________________________
                                          Price Waterhouse LLP

Milwaukee, Wisconsin
March 18, 1997